--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 27, 2002

                 NOVASTAR MORTGAGE FUNDING TRUST, SERIES 2002-3
--------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      NOVASTAR MORTGAGE FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

             Delaware                    333-84328             48-1195807
---------------------------------  --------------------  -----------------------
   (State or Other Jurisdiction      (Commission File       (I.R.S. Employer
         of Incorporation)                Number)          Identification No.)

1901 West 47/th/ Place, Suite 105,
           Westwood, KS                                          66205
---------------------------------                        -----------------------
 (Address of Principal Executive                               (Zip Code)
             Offices)

        Registrant's telephone number, including area code (913) 514-3200
                                                           ---------------------

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------

Item 2.   Acquisition or Disposition of Assets

          NovaStar Mortgage Funding Corporation registered issuances of up to $2,300,000,000 principal amount of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (Registration File No. 333-84328) (the "Registration Statement"). Pursuant to the Registration Statement, NovaStar Mortgage Funding Trust, Series 2002-3, issued on September 27, 2002, $736,875,100 in aggregate principal amount of its Home Equity Loan Asset-Backed Certificates, Series 2002-3, Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class AIO and Class P (the "Certificates").

          The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2002 (the "Agreement") attached hereto as
Exhibit 4.1, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer (the "Servicer") and as seller (the "Seller"), Wachovia Bank, National Association, as certificate administrator (the "Certificate Administrator") and JPMorgan Chase Bank, as trustee (the "Trustee"). The Certificates represent beneficial ownership interests in a pool of mortgage related loans and certain related property.

          As of September 1, 2002, the mortgage loans possessed the characteristics described in the Prospectus, dated April 16, 2002, and the Prospectus Supplement, dated September 24, 2002, filed pursuant to Rule 424(b)(5) of the Act on September 26, 2002.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements of Business Acquired:       None

          (b)  Pro Forma Financial Information:           None

          (c)  Exhibits:

               1.1 Underwriting Agreement, dated as of September 24, 2002, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Wachovia Securities, Inc, as representative of the Several Underwriters.

               4.1 Pooling and Service Agreement, dated as of September 1, 2002, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Certificate Administrator, and the Trustee.

               10.1 Mortgage Loan Purchase Agreement, dated as of September 1, 2002, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Certificate Administrator, and the Trustee.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2002

                                    NOVASTAR MORTGAGE FUNDING
                                    CORPORATION,

                                    By:  /s/ Matt Kaltenrieder
                                         ---------------------
                                         Matt Kaltenrieder
                                         Vice President

                                  Exhibit Index

Exhibit No.              Description

Exhibit 1.1 Underwriting Agreement, dated as of September 24, 2002, between NovaStar Mortgage, Inc., NovaStar Mortgage Funding Corporation, NovaStar Financial, Inc. and Wachovia Securities, Inc, as representative of the Several Underwriters.

Exhibit 4.1 Pooling and Service Agreement, dated as of September 1, 2002, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as servicer and as seller, the Certificate Administrator, and the Trustee.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of September 1, 2002, among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., as seller, the Certificate Administrator, and the Trustee.